EXHIBIT 99.1

Zomedica Acquires PulseVet

ANN ARBOR, Mich., Oct. 01, 2021 (GLOBE NEWSWIRE) -- Zomedica Corp. (NYSE American: ZOM) (“Zomedica” or the “Company”), a veterinary health company creating point-of-care diagnostic and therapeutic products for companion animals, today announced that it had acquired the Pulse Veterinary Technologies businesses for $70.9 million in an all-cash, stock transaction.

Pulse Veterinary Technologies (“PulseVet”) is a world leader in electro-hydraulic shock wave technology for the treatment of a wide variety of conditions in veterinary patients. The high-energy sound waves stimulate cells and release healing growth factors in the body that reduce inflammation, increase blood flow, and accelerate bone and soft tissue development. PulseVet’s technology is used in conditions including tendon and ligament healing, bone healing, osteoarthritis, chronic pain, and wound healing.

The PulseVet business employs a razor-razorblade economic model in which a customer buys a shock wave generator as capital equipment, along with replaceable therapy hand pieces called “Trodes.” Each Trode has an expected life of forty to fifty therapy sessions. Once a Trode completes its useful life, the customer replaces it with a refurbished Trode.

PulseVet is currently the market leader in the equine space with 1,500 systems actively in use globally. It recently launched a new handpiece, the X-Trode, which has an energy output intended for maximum efficacy while no longer requiring patient sedation.

Robert Cohen, Chief Executive Officer of Zomedica, commented, “As previously indicated following our fundraising efforts and the establishment of a business development capability, it has been our goal to complement our TRUFORMA® product platform, and to accelerate the growth of Zomedica overall, by strategically investing to expand our product offerings, technologies, and product development efforts. This selective process, focused on expanding Zomedica’s capability to be a valued partner to the veterinary clinic by bringing novel and valuable offerings that enhance both animal and veterinary practice health, has led us to PulseVet.”

“During our extensive due diligence process, we consistently were impressed by both the strength of the PulseVet team led by Adrian Lock and the solid business that they have built. We believe that this acquisition will enable us to enhance both of our organizations by what we learn from each other and add to the combined effort. Among other things, we expect that our existing sales organization will add PulseVet’s small animal products to its product portfolio to help accelerate the growth of the X-Trode. On behalf of everyone at Zomedica, I would like to extend a hearty welcome to the entire PulseVet team.”

PulseVet CEO, Adrian Lock, added, “We are extremely pleased to be joining the Zomedica team and particularly excited to continue building on the early momentum of our new X-Trode handpiece to accelerate the utilization of shock wave therapy in the companion animal market.”

Stifel acted as exclusive financial advisor and Maslon LLP acted as legal advisor to Zomedica in this transaction.

About Zomedica

Based in Ann Arbor, Michigan, Zomedica (NYSE American: ZOM) is a veterinary health company creating products for companion animals by focusing on the unmet needs of clinical veterinarians. Zomedica’s product portfolio will include innovative diagnostics and medical devices that emphasize patient health and practice health. It is Zomedica’s mission to provide veterinarians the opportunity to increase productivity and grow revenue while better serving the animals in their care. For more information, visit www.ZOMEDICA.com.

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Reader Advisory
Except for statements of historical fact, this news release contains certain "forward-looking information" or “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities law. Forward-looking information is frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur and include statements relating to our expectations regarding future results. Although we believe that the expectations reflected in the forward-looking information are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, performance or achievements. Consequently, there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking information.

Forward-looking information is based on the opinions and estimates of management at the date the statements are made, including assumptions with respect to American economic growth, demand for the Company’s products, the Company’s ability to produce and sell its products, our ability to increase sales of PulseVet’s products, sufficiency of our budgeted capital and operating expenditures, the satisfaction by our strategic partners of their obligations under our commercial agreements, our ability to realize upon our business plans and cost control efforts and the impact of COVID-19 on our business, results and financial condition.

Our forward-looking information is subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking information. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited to: uncertainty as to whether our strategies and business plans will yield the expected benefits; uncertainty as to the timing and results of development work and verification and validation studies; uncertainty as to the timing and results of commercialization efforts, as well as the cost of commercialization efforts, including the cost to develop an internal sales force and manage our growth; uncertainty as to the realization of any expected synergies in connection with any acquisitions we make and our ability to integrate those acquisitions into our existing operations; uncertainty as to our ability to supply equipment and assays in response to customer demand; uncertainty as to the likelihood and timing of any required regulatory approvals, and the availability and cost of capital; the ability to identify and develop and achieve commercial success for new products and technologies; veterinary acceptance of our products; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; our ability to secure and maintain strategic relationships; performance by our strategic partners of their obligations under our commercial agreements, including product manufacturing obligations; risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to any required clinical trials and regulatory approvals, risks relating to the safety and efficacy of our products, the use of our products, intellectual property protection, risks related to the COVID-19 pandemic and its impact upon our business operations generally, including our ability to develop and commercialize our products, and the other risk factors disclosed in our filings with the SEC and under our profile on SEDAR at www.sedar.com. Readers are cautioned that this list of risk factors should not be construed as exhaustive.

The forward-looking information contained in this news release is expressly qualified by this cautionary statement. We undertake no duty to update any of the forward-looking information to conform such information to actual results or to changes in our expectations except as otherwise required by applicable securities legislation. Readers are cautioned not to place undue reliance on forward-looking information.

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